CenterState Banks of Florida, Inc. Raymond James Institutional Investors Conference March 10, 2009 Exhibit 99.1

CSFL
This presentation contains forward-looking statements, as defined by
Federal Securities Laws, relating to present or future trends or factors affecting the operations, markets and products of CenterState Banks of
Florida, Inc. (CSFL). These statements are provided to assist in the understanding of future financial performance. Any such statements are based on current expectations and involve a number of risks and uncertainties. For a discussion of factors that may cause such forward-
looking statements to differ materially from actual results, please refer to CSFL’s most recent Form 10-Q and Form 10K filed with the
Securities Exchange Commission.
CSFL undertakes no obligation to release revisions to these forward-
looking statements or reflect events or circumstances after the date of this presentation.
Forward Looking Statement

3 CSFL Franchise Overview

CSFL
Corporate Profile
Headquartered in Davenport, Florida (Greater Orlando/Tampa Area)
Nasdaq Symbol:  CSFL
Company formed:  June 2000
4 Subsidiary Banks; 38 branch banking offices – 9 Counties throughout Central Florida
179
994
892
$ 1,333
Equity:
Deposits:
Loans:
Assets:
Dec. 31, 2008 Highlights ($ millions)
1989
1992
1989
1989
Date
Established
181
Hillsborough 5 Valrico State Bank
524
Polk, Marion
16 CenterState Bank of Florida
348
Pasco, Hernando, Citrus, Lake
11 CenterState Bank, N.A.
$278
Osceola, Orange
6 CenterState Bank Central FL
Asset Size
($ millions)
Counties of Operation
No. of
Offices
Subsidiary Banks
approx. 9.5 million shares
approx. 24%
approx. 18%
$ 96.9 million
Free Float Shares:
Insider Ownership:
Institutional Ownership:
Market Cap (3/6/09):
Market Data

CSFL
Branches
37 branch offices –
• 9 Counties, Central FL at Dec. 31, 2008
January 2009 –
• Purchased approximately $180 million deposits
• 4 branches, Ocala, FL
3 branches scheduled to close
• 3/31/09 – Ocoee Office, Orange County
Approximately $11MM deposits
• 4/15/09 – Wildwood Office, Sumter County
Approximately $10MM deposits
• 4/15/09 – Brooksville Office, Hernando County
Approximately $3MM deposits

Anthony
Ocala
MARION
Ocala National Forest
Belleview
Citrus Springs
Beverly Hills
Hernando
Inverness
Lady Lake
Eustis
Mount Dora
Leesburg
Wildwood
SUMTER
Bushnell
Webster
Mascotte
Groveland
Clermont
Ocoee
Orlando
Winter
Brooksville
HERNANDO
Spring Hill
FLORIDA
Lake Tohopekaliga
Kissimmee
St. Cloud
Dade City
PASCO
Zephyrhills
Polk City
Davenport
Haines City
OSCEOLA
Auburndale
Lakeland
Winter Haven
Plant City
Brandon
Riverview
Tampa
Palm Harbor
Tarpon Springs
Dunedin
Clearwater
Largo
Pinellas Park
St. Petersburg
Temple Terrace
Bartow
Mulberry
POLK
Lake Wales
Dundee
Lake Alfred
Bayonet Point
Jacksonville
Tallahassee
Pensacola
Gainesville
Tampa
Orlando
Miami
Fort Lauderdale
Hollywood
Cape Coral
Fort Myers

6 CSFL Branch Footprint CSFL Branch

CSFL
Deposits Market Deposits
Institution ($000) Share Branches per Branch
Bank of America Corp. (NC) $10,014,244 20.59% 113 $88,622
Wells Fargo & Co. (CA) 9,927,397 20.41 115 86,325
SunTrust Banks Inc. (GA) 8,678,353 17.84 149 58,244
Colonial BancGroup Inc. (AL) 3,026,090 6.22 52 58,194
Regions Financial Corp. (AL) 2,554,984 5.25 91 28,077
CenterState Banks of Florida (FL) 2.39 39 29,784
Fifth Third Bancorp (OH) 914,879 1.88 27 33,884
BB&T Corp. (NC) 814,594 1.67 22 37,027
South Financial Group Inc. (SC) 775,904 1.60 18 43,106
Villages Bancorp Inc. (FL) 729,902 1.50 10 72,990
6
8
1
2
3
4
5
7
9
10
Rank
1,161,572
Strong Market Share
Combined Counties of Operation
Source: SNL Financial.
Deposit data as of 6/30/08.
Market share data for Citrus, Hernando, Hillsborough, Lake, Osceola, Pasco, Polk and Sumter Counties, Florida
Pro forma for recent acquisition of Ocala National Bank.
Excludes Orange County in which CSFL has $27.9 million in deposits and 2 branches.

CSFL
Market Demographics
5 of our 9 counties rank in the top 15 fastest growing counties in Florida
Source: SNL Financial.
Population deposit weighted by county as of 6/30/08.
Southeast includes AL, AR,FL, GA, KY,LA, MS, NC, SC, TN, VA and WV.
Peer Group includes the following banks: BOFL, BBX, BKUNA, BCBF, CCBG, CBKS, FDTR, FLRB, GFLB, SBCF, SAMB, and TIBB.
CSFL Counties
2008 – 2013
Population Growth (%)
%
Osceola 31.5
Lake 21.9
Pasco 21.3
Hernando 19.7
Marion 18.0
Polk 14.8
Citrus 13.7
Hillsborough 12.8
Orange 14.2
10.0 Peer Group
% 19.7 CenterState Banks of Florida, Inc..
6.3 United States
8.5 Southeast
% 11.6 Florida
2003 – 2008 Projected Population Growth (%)

CSFL
Correspondent Banking Department
Management lift out (16 employees)
Physical operations – Birmingham, Alabama
Three primary business lines
1. Bond Sales
2. Correspondent bank checking accounts; deposits (fed funds purchased)
3. Safekeeping, bond accounting, and asset/liability consulting services
Customer base – small to medium size financial institutions
primarily located in Florida, Alabama, and Georgia.

CSFL
Business Strategy
Maintain local decision making
Emphasize relationship banking
Develop a network of profitable banks in high-growth
markets in Central Florida
Disciplined approach to loan and deposit growth
Leverage our investment in our branch network

11 CSFL Financial Performance

CSFL
Earnings Performance
Earnings Per Share ($)
0.00
0.21
0.42
0.63
0.84
2003 2004 2005 2006 2007 2008
0.39
0.57
0.66
0.75
0.63
0.26
Net Income ($ Millions)
0.00
2.00
4.00
6.00
8.00
10.00
2003 2004 2005 2006 2007 2008
2.63
4.37
6.33
8.46
7.80
3.42

CSFL
Condensed Consolidated Income Statement
($ in thousands, except per share data)
(1,006) (71) 8
Foreclosure related expenses
$1,108,180 $1,068,591 $894,286 Average Interest Earnings Assets
3.70% 4.01% 4.17% Net Interest Margin
(1,215) (3,897) (4,859)
Income tax expense
$0.63 $0.74 $0.79 EPS
$7,881 $9,042 $8,909
Net Income,
excluding non recurring items
and all credit cost, net of tax
$0.26 $0.63 $0.75
EPS
$3,421 $7,799 $8,459 NET INCOME
(38,930) (35,893) (28,989)
Non interest expense
1,483 1,000 ----
Non recurring items
9,324 7,104 5,913
Non interest income
33,765 39,556 36,386
Net interest income after ALLL
(6,520) (2,792) (717)
Provision for loan losses
$40,285 $42,348 $37,103 Net Interest Income
2008 2007 2006 Year to Date

CSFL
Condensed Consolidated Income Statement
3.54% 3.88% 3.75% 3.61% 3.93% Net Interest Margin
$1,152,033 $1,079,124 $1,092,428 $1,109,136 $1,085,877 Avg. Interest Earnings Assets
237 (245) (714) (493) (854)
Income tax expense
(156) 1,006 2,182 1,604 2,613
Income before income tax
$0.14 $0.17 $0.12 $0.12 $0.17
EPS
$1,874 $2,095 $1,490 $1,530 $2,166
Net Income, excluding non recurring
items and all credit cost, net of tax
($0.01) $0.06 $0.12 $0.09 $0.14
EPS
$81 $761 $1,468 $1,111 $1,759 NET INCOME
(11,356) (9,613) (9,560) (9,477) (9,315)
Non interest expense
---- ---- 1,483 ---- 1,000
Non recurring items
3,772 2,007 1,744 1,871 1,928
Non interest income
7,428 8,612 8,515 9,210 9,000
Net interest income after ALLL
(2,637) (1,764) (1,515) (604) (1,605)
Provision for loan losses
$10,065 $10,376 $10,030 $9,814 $10,605
Net Interest Income
Q4 ’08 Q3 ‘08 Q2 ‘08 Q1 ’08 Q4 ’07
Quarter to Date
($ in thousands, except per share data)

15 CSFL Total Portfolio Dollar Value: $252,080,000 Duration: 4.6 yrs Yield (TE): 5.17% Investment Mix 9% 77% 14% < 1% US Treasuries US Agencies Municipals Mortgage Backed Securities

16 CSFL Loan Portfolio & Credit Quality

CSFL
Loan Portfolio
84% of our portfolio is secured by real estate
Construction, A&D, and Land loans represent 10% of total
portfolio
Largest ten relationships represent about 6% of our portfolio
About 3% of our portfolio is unsecured
($ Millions)
892
414
441
517
658
841
Consumer & Other
Commercial
Construction, A&D, & Land
Commercial Real Estate
Residential Real Estate
223
434
92
81
61
0
250
500
750
1,000
2003 2004 2005 2006 2007 2008

CSFL
Loan Portfolio
All other land 30%
A&D, developed lots 35%
Commercial construction 25%
Single family home construction 10%
Construction, A&D, and Land
Second mortgages 3%
Lines of credit 22%
First mortgages 75%
Residential Real Estate
223
434
92
81
61
0
250
500
750
1,000
2008
892
($ Millions)
Non-owner occupied 49%
Owner occupied 51%
Commercial Real Estate

CSFL
Non Performing Loans
$19,913,000
2.23% of Total Loans
31%
4%
11%
54%
Residential real estate
$2,143K (16 loans)
Commercial real estate
$10,626K (25 loans)
Construction, A&D, and Land
$6,247K (19 loans)
Commercial
$808K (10 loans)
Consumer and other
$88K (7 loans)

CSFL
Repossessed Real Estate
$4,494,000
7%
11%
56%
11%
15%
Single family homes (19)
$2,539K
Residential lots (7)
$668K
Unimproved land (4)
$498K
Commercial  RE property (5)
$668K
Mobile homes w/ land (4)
$302K

CSFL
Source:  SNL Financial
Data for 12/31/08 or MRQ available.
Peer Group consists of the followings banks: BKUNA, BBX, CCBG, SBCF, GFLB, TIBB, BOFL, FLRB, BCBF, FDT, SAMB, and CBKS.
7.04%
1.86%
4.92%
0.00%
3.00%
6.00%
9.00%
December 31, 2008
Peer Group
Mean
CSFL Peer Group
Median
Non-Performing Assets as a % of Total Assets

CSFL
Credit Quality
0.12
0.07
0.05
0.08
0.12
0.47
0.00
0.10
0.20
0.30
0.40
0.50
2003 2004 2005 2006 2007 2008
Net Charge-Offs / Avg Loans
1.17
1.29
1.26
1.12
1.29
1.49
1
1.25
1.5
1.75
2003 2004 2005 2006 2007 2008
Allowance for Loan Losses / Loans
Dec. 31,

CSFL
CRE Concentrations
Category A
1
100%
76%
0%
50%
100%
150%
200%
Regulatory
Guidelines
CSFL
300%
170%
0%
100%
200%
300%
400%
Regulatory
Guidelines
CSFL
Category B
2
Category A includes acquisition and development loans, commercial construction loans, residential construction spec loans, and vacant land loans.
1.
Category B includes all loans included in category A plus commercial real estate loans non owner occupied and commercial loans not secured by real estate or unsecured to real estate developers or REITs.
2.

24 CSFL Deposits

CSFL
141
144
222
487
50
250
450
650
850
1,050
2003 2004 2005 2006 2007 2008
538
660
717
893
973
994
Deposit Composition
Approximately 14% of our deposits are non-interest bearing checking accounts
Approximately 49% of our deposits are time deposits
Top ten relationships are approximately 10.7% of total deposits
Approximately 55,000 total accounts – $18,000 average balance per account
CDS
Money Market & Savings Accts.
Demand – interest bearing
Non – interest bearing deposits
($ Millions)

CSFL
Deposits:  12/31/07   vs.   12/31/08
$ Dollars
$973
$994
$930
$960
$990
$1,020
($ Millions)
$21 million or 2.2%
12/31/07 12/31/08
54,013
54,975
52,000
53,000
54,000
55,000
56,000
No. of Accounts
962 accts or 1.8%
12/31/07 12/31/08
CDs
$49.2MM, or 9.2%
2,190 accounts – a 16.6% decrease
Non CDs
$70.4MM, or 16.1%
3,152 accounts – a 7.7% increase
vs.

27 CSFL Checking Accounts $285 million 33,837 accts $ Dollars $ 9 million = 3.1% 55% 45% Retail Commercial No. of Accounts 2,420 accounts = 7.7% 19% 81% Retail Commercial

CSFL
Liquidity
Loans / Deposits (%)
Source:  SNL Financial
Data for 12/31/08 or MRQ available.
Peer Group includes the following banks: BOFL, BBX, BKUNA, BCBF, CCBG, CBKS, FDTR, FLRB, GFLB, SBCF, SAMB, and TIBB.
77
98
67
108
72
109
74
111
87
113
90
107
60
80
100
120
2003 2004 2005 2006 2007 2008
CSFL Peers

29 CSFL Capital and TARP

CSFL
Tier 1 Capital to Average Assets
12.60%
5.00%
0.00%
5.00%
10.00%
15.00%
At of 12/31/08
CSFL
Well
Capitalized
Our Tier 1 capital is more than twice the amount needed to be considered
“well capitalized” by federal banking regulatory guidelines.
$95 million excess Tier 1 Capital
Our capital position compares favorably to our peer group.
Peer Comparison
12.6%
7.2%
7.9%
5.0%
10.0%
15.0%
Peer
Group
Mean
Peer
Group
Median
CSFL
At 12/31/08
Source:  SNL Financial
Data for 12/31/08 or MRQ available.
Peer Group consists of the following banks: BOFL, BBX, BKUNA, BCBF, CCBG, CBKS, FDTR, FLRB, GFLB, SBCF, SAMB, and TIBB.

CSFL
Troubled Asset Relief Program
$27.8 million
Attractively priced capital
Did not need the capital
Could use it to support growth of our deposits
and loans either organically or through
acquisition
In these uncertain times – we felt it prudent to
accumulate excess capital

32 CSFL 10.4% 12.6% Tier 1 capital to average assets 13.3% 16.2% Tier 1 capital to risk weighted assets 14.6% 17.4% Total capital to risk weighted assets w/o TARP 12/31/08 Regulatory Capital

CSFL
Peer Comparison
11.3%
6.4%
7.3%
0.0%
5.0%
10.0%
15.0%
Peer Group
Mean
Peer Group
Median
CSFL
Common Tangible Equity (CTE)
Source:  SNL Financial
Data for 12/31/08 or MRQ available.
Peer Group includes the following banks: BOFL, BBX, BKUNA, BCBF, CCBG, CBKS, FDTR, FLRB, GFLB, SBCF, SAMB, and TIBB.
At 12/31/08

34 CSFL Investment Highlights & Shareholder Value

Stock Price (%)
40
20
0
-20
-40
-60
-80
-100
3/08
5/08
7/08
10/08
12/08
3/09
CSFL (-40.82%)
SNL Bank (-74.69%)
SNL Southeast Bank (-86.05%)

CSFL
52 Week Stock Price Performance
Source:  SNL Financial
SNL Bank : Includes all Major Exchange (NYSE, NYSE-Alt, NASDAQ) Banks in SNL's coverage universe.
SNL Southeast Bank : Includes all Major Exchange (NYSE, NYSE-Alt, NASDAQ) Banks in SNL's coverage universe headquartered in AL, AR, FL, GA, MS, NC, SC, TN, VA, WV.

CSFL
Building Shareholder Value
Dedicated Employees
Sustainable Earnings Growth
Credit Quality
Growth Markets
Vision
Focus
Nothing special – just a candid straight-forward
culture, realistic about our business

37 CenterState Banks of Florida, Inc. Raymond James Institutional Investors Conference March 10, 2009